-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 15, 2001


                                  CWABS, INC.
         -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-38686               95-4596514
 ----------------------------         ------------         -------------------
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


       4500 Park Granada
     Calabasas, California                                         91302
     ---------------------                                       ----------
     (Address of Principal                                       (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------


Item 5.   Other Events.
----      ------------

Description of the Mortgage Pool*
--------------------------------


     On April 30, 2001, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2001-BC2.







----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated April 24, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-BC2.


         Mortgage Loan Statistics
         ------------------------

     The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans. The sum of the columns may not equal the respective totals due to rounding.


                              Mortgage Loan Programs for the Initial Mortgage Loans

                                                                                            Percent of
                                                                        Aggregate            Aggregate
                                                    Number of       Principal Balance    Principal Balance
 Loan Programs                                    Mortgage Loans       Outstanding          Outstanding
 -------------                                    --------------       -----------          -----------
 6-Month LIBOR..............................                1         $     97,500               0.03%
 6-Month CD.................................                1              111,981               0.03
 1-Year CMT                                                 2              417,084               0.13
 2-Year/28-Year LIBOR.......................            1,245          175,223,978              54.44
 3-Year/1-Year CMT                                          1              192,046               0.06
 3-Year/27-Year LIBOR.......................              840          101,796,106              31.63
 5-Year/25-Year LIBOR.......................                6              733,622               0.23
 Fixed 15-Year..............................               31            1,551,018               0.48
 Fixed 20-Year..............................                8              615,649               0.19
 Fixed 30-Year..............................              354           36,151,771              11.23
 Fixed 30-Year/15-Year Balloon..............               51            4,986,568               1.55
                                                        -----         ------------             ------
     Total..................................            2,540         $321,877,323             100.00%
                                                        =====         ============             ======


                       Mortgage Loan Principal Balances for the Initial Mortgage Loans*

                                                                                            Percent of
                                                                        Aggregate            Aggregate
                                                    Number of       Principal Balance    Principal Balance
 Range of Mortgage Loan Principal Balances        Mortgage Loans       Outstanding          Outstanding
 -----------------------------------------        --------------       -----------          -----------
 Up to $25,000..............................               36             $735,743               0.23%
 $25,000.01 to $50,000......................              336           13,291,271               4.13
 $50,000.01 to $75,000......................              469           29,333,090               9.11
 $75,000.01 to $100,000.....................              404           35,535,474              11.04
 $100,000.01 to $150,000....................              560           69,286,149              21.53
 $150,000.01 to $200,000....................              324           56,045,069              17.41
 $200,000.01 to $250,000....................              170           38,226,946              11.88
 $250,000.01 to $300,000....................              107           29,717,566               9.23
 $300,000.01 to $350,000....................               69           22,563,818               7.01
 $350,000.01 to $400,000....................               38           14,324,011               4.45
 $400,000.01 to $450,000....................               11            4,706,186               1.46
 $450,000.01 to $500,000....................               10            4,871,466               1.51
 $500,000.01 to $550,000....................                4            2,091,681               0.65
 $550,000.01 to $600,000....................                2            1,148,855               0.36
                                                        -----         ------------             ------
     Total..................................            2,540         $321,877,323             100.00%
                                                        =====         ============             ======

*   The average Principal Balance of the Initial Mortgage Loans as of the Cut-off Date was approximately
    $126,723.36.


                                  Mortgage Rates for the Initial Mortgage Loans*

                                                                                            Percent of
                                                                                             Aggregate
                                                    Number of     Aggregate Principal    Principal Balance
 Range of Mortgage Rates (%)                     Mortgage Loans   Balance Outstanding       Outstanding
 ---------------------------                     --------------   -------------------       -----------
 6.501 -   7.000............................                1            $178,354                0.06%
 7.001 -   7.500............................                5             849,543                0.26
 7.501 -   8.000............................               48           8,811,130                2.74
 8.001 -   8.500............................               87          15,545,633                4.83
 8.501 -   9.000............................              224          40,337,153               12.53
 9.001 -   9.500............................              245          36,632,120               11.38
 9.501  - 10.000............................              427          60,352,336               18.75
 10.001 - 10.500............................              346          42,942,209               13.34
 10.501 - 11.000............................              417          48,249,022               14.99
 11.001 - 11.500............................              242          25,890,474                8.04
 11.501 - 12.000............................              222          21,958,948                6.82
 12.001 - 12.500............................              109           8,923,856                2.77
 12.501 - 13.000............................               84           5,965,975                1.85
 13.001 - 13.500............................               46           2,927,456                0.91
 13.501 - 14.000............................               27           1,878,989                0.58
 14.001 - 14.500............................                9             404,389                0.13
 14.501 - 15.000............................                1              29,736                0.01
                                                        -----        ------------              ------
     Total..................................            2,540        $321,877,323              100.00%
                                                        =====        ============              ======

*   The weighted average Mortgage Rate of the Initial Mortgage Loans as of the Cut-off Date was
    approximately 10.176% per annum.


                   Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

                                                                                            Percent of
                                                                        Aggregate            Aggregate
                                                    Number of       Principal Balance    Principal Balance
 Remaining Term (months)                          Mortgage Loans       Outstanding          Outstanding
 1 - 120....................................                8             $178,674               0.06%
 121 - 180..................................               84            6,861,444               2.13
 181 - 300..................................               12            1,021,435               0.32
 301 - 360..................................            2,435          313,698,246              97.46
 361 - 380..................................                1              117,524               0.04
                                                        -----         ------------             ------
     Total..................................            2,540         $321,877,323             100.00%
                                                        =====         ============             ======

*   The weighted average remaining term to maturity of the Initial Mortgage Loans as of the Cut-off Date
    was approximately 354 months.


                               Loan-to-Value Ratios for the Initial Mortgage Loans*

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
 Range of Loan-to-Value Ratios (%)               Mortgage Loans       Outstanding          Outstanding
 ---------------------------------               --------------       -----------          -----------
 Up to 50.00................................             100           $9,497,390               2.95%
 50.01 - 55.00..............................              27            2,752,458               0.86
 55.01 - 60.00..............................              60            7,869,584               2.44
 60.01 - 65.00..............................             129           16,210,320               5.04
 65.01 - 70.00..............................             174           19,921,498               6.19
 70.01 - 75.00..............................             351           40,639,248              12.63
 75.01 - 80.00..............................             793           99,388,023              30.88
 80.01 - 85.00..............................             384           50,094,927              15.56
 85.01 - 90.00..............................             452           65,063,928              20.21
 90.01 - 95.00..............................              69           10,421,465               3.24
 105.01 - 110.00 ...........................               1               18,483               0.01
                                                       -----         ------------             ------
     Total..................................           2,540         $321,877,323             100.00%
                                                       =====         ============             ======

*   The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans as of the Cut-off Date was
    approximately 78.77%.


                State Distribution of the Mortgaged Properties for the Initial Mortgage Loans

                                                                                            Percent of
                                                                                             Aggregate
                                                    Number of     Aggregate Principal    Principal Balance
 State                                           Mortgage Loans   Balance Outstanding       Outstanding
 -----                                           --------------   -------------------       -----------
 Arizona....................................               84         $10,393,702                3.23%
 Arkansas...................................               11           1,127,840                0.35
 California.................................              554         110,108,589               34.21
 Colorado...................................               67           9,407,831                2.92
 Connecticut................................               33           3,574,678                1.11
 Delaware...................................                5             824,186                0.26
 District of Columbia.......................                6             892,942                0.28
 Florida....................................              202          22,834,577                7.09
 Georgia....................................               58           5,654,517                1.76
 Hawaii.....................................               34           5,714,162                1.78
 Idaho......................................               12           1,005,987                0.31
 Illinois...................................              125          14,340,713                4.46
 Indiana....................................              100           7,400,102                2.30
 Iowa.......................................                8             610,664                0.19
 Kansas.....................................                9             921,037                0.29
 Kentucky...................................               30           2,142,523                0.67
 Louisiana..................................               32           2,739,766                0.85
 Maine......................................               11           1,016,548                0.32
 Maryland...................................               42           5,974,156                1.86
 Massachusetts..............................               30           4,421,067                1.37
 Michigan...................................              135          11,905,872                3.70
 Minnesota..................................               40           5,147,796                1.60
 Mississippi................................               20           1,767,844                0.55
 Missouri...................................               63           4,752,845                1.48
 Montana....................................                4             404,752                0.13
 Nebraska...................................                3             149,710                0.05
 Nevada.....................................               32           3,761,961                1.17
 New Hampshire..............................                5             502,199                0.16
 New Jersey.................................               40           5,375,892                1.67
 New Mexico.................................               13           1,508,649                0.47
 New York...................................               52           7,723,446                2.40
 North Carolina.............................               55           4,880,228                1.52
 Ohio.......................................              143          11,947,706                3.71
 Oklahoma...................................               40           2,896,901                0.90
 Oregon.....................................               55           7,526,611                2.34
 Pennsylvania...............................               83           6,511,558                2.02
 Rhode Island...............................                8             796,472                0.25
 South Carolina.............................               20           1,727,452                0.54
 South Dakota...............................                1              74,375                0.02
 Tennessee..................................               54           5,250,510                1.63
 Texas......................................               80           8,060,345                2.50
 Utah.......................................               19           2,840,922                0.88
 Vermont....................................                1             135,790                0.04
 Virginia...................................               29           4,090,018                1.27
 Washington.................................               65           8,823,797                2.74
 West Virginia..............................                7             613,851                0.19
 Wisconsin..................................               19           1,294,424                0.40
 Wyoming....................................                1             299,813                0.09
                                                        -----        ------------              ------
     Total..................................            2,540        $321,877,323              100.00%
                                                        =====        ============              ======


                        Credit Bureau Risk Scores(1) for the Initial Mortgage Loans*

                                                                                            Percent of
                                                                        Aggregate            Aggregate
                                                     Number of      Principal Balance    Principal Balance
  Credit Bureau Risk Scores                       Mortgage Loans       Outstanding          Outstanding
  -------------------------                       --------------       -----------          -----------
  801 - 820..................................                1             $20,429               0.01%
  781 - 800..................................                7           1,041,707               0.32
  761 - 780..................................               12           1,084,434               0.34
  741 - 760..................................               15           2,348,352               0.73
  721 - 740..................................               26           3,639,499               1.13
  701 - 720..................................               33           4,004,375               1.24
  681 - 700..................................               61           9,158,277               2.85
  661 - 680..................................               96          13,053,642               4.06
  641 - 660..................................              152          20,487,065               6.36
  621 - 640..................................              241          33,891,159              10.53
  601 - 620..................................              264          35,520,319              11.04
  581 - 600..................................              315          40,751,809              12.66
  561 - 580..................................              359          43,641,265              13.56
  541 - 560..................................              391          47,088,958              14.63
  521 - 540..................................              345          40,385,681              12.55
  501 - 520..................................              195          23,163,110               7.20
  500........................................               15           1,692,637               0.53
  Not Scored.................................               12             904,605               0.28
                                                         -----        ------------             ------
      Total..................................            2,540        $321,877,323             100.00%
                                                         =====        ============             ======

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the
    Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*   The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans as of the Cut-off Date was
    approximately 590.


                       Gross Margins for the Adjustable Rate Initial Mortgage Loans*

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
 Range of Gross Margins (%)                      Mortgage Loans       Outstanding          Outstanding
 --------------------------                      --------------       -----------          -----------
 2.001 - 3.000..............................               4             $721,111               0.26%
 3.001 - 4.000..............................              18            2,875,069               1.03
 4.001 - 5.000..............................              87           14,838,843               5.33
 5.001 - 6.000..............................             656           94,159,932              33.80
 6.001 - 7.000..............................           1,085          138,697,448              49.79
 7.001 - 8.000..............................             202           22,919,189               8.23
 8.001 - 9.000..............................              37            3,418,268               1.23
 9.001 - 10.000.............................               7              942,456               0.34
                                                       -----         ------------             ------
     Total..................................           2,096         $278,572,317             100.00%
                                                       =====         ============             ======

*   The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans as of the Cut-off
    Date was approximately 6.226%.


                 Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans*

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                    Number of      Principal Balance    Principal Balance
 Next Adjustment Date                            Mortgage Loans       Outstanding          Outstanding
 --------------------                            --------------       -----------          -----------
 July 2001..................................                1            $117,524               0.04%
 October 2001...............................                3             509,041               0.18
 November 2001..............................                1             192,046               0.07
 August 2002................................                3             348,028               0.12
 September 2002.............................                1             138,514               0.05
 October 2002...............................                4             293,660               0.11
 November 2002..............................               12           1,169,741               0.42
 December 2002..............................               27           4,269,177               1.53
 January 2003...............................              124          17,947,520               6.44
 February 2003..............................              506          65,657,718              23.57
 March 2003.................................              343          50,260,943              18.04
 April 2003.................................              205          31,969,128              11.48
 May 2003...................................               20           3,169,550               1.14
 November 2003..............................                7             981,305               0.35
 December 2003..............................               13           1,788,839               0.64
 January 2004...............................              103          12,964,116               4.65
 February 2004..............................              226          29,144,180              10.46
 March 2004.................................              131          16,160,515               5.80
 April 2004.................................              344          38,789,852              13.92
 May 2004...................................               16           1,967,300               0.71
 February 2006..............................                1             175,706               0.06
 March 2006.................................                4             522,716               0.19
 April 2006.................................                1              35,200               0.01
                                                        -----        ------------             ------
     Total..................................            2,096        $278,572,317             100.00%
                                                        =====        ============             ======

* The weighted average next adjustment date for the Adjustable Rate Initial Mortgage Loans is July 2003.


                    Maximum Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                                            Percent of
                                                                        Aggregate            Aggregate
                                                    Number of       Principal Balance    Principal Balance
 Range of Maximum Rates (%)                       Mortgage Loans       Outstanding          Outstanding
 --------------------------                       --------------       -----------          -----------
 11.001 - 12.000............................                1             $299,561               0.11%
 12.001 - 13.000............................                3              431,496               0.15
 13.001 - 14.000............................               36            5,093,158               1.83
 14.001 - 15.000............................              181           31,411,535              11.28
 15.001 - 16.000............................              394           58,971,096              21.17
 16.001 - 17.000............................              614           84,342,937              30.28
 17.001 - 18.000............................              508           62,392,198              22.40
 18.001 - 19.000............................              221           24,011,070               8.62
 19.001 - 20.000............................              104            9,609,886               3.45
 20.001 - 21.000............................               29            1,852,441               0.66
 21.001 - 22.000............................                5              156,937               0.06
                                                        -----         ------------             ------
     Total..................................            2,096         $278,572,317             100.00%
                                                        =====         ============             ======

*   The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off
    Date was approximately 16.624%.


            Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                                            Percent of
                                                                                             Aggregate
                                                    Number of     Aggregate Principal    Principal Balance
 Initial Periodic Rate Cap (%)                   Mortgage Loans   Balance Outstanding       Outstanding
 -----------------------------                   --------------   -------------------       -----------
 1.000......................................               24          $3,232,817                1.16%
 1.500......................................              666          96,671,857               34.70
 2.000......................................              450          63,314,822               22.73
 2.300......................................                1             126,705                0.05
 3.000......................................              955         115,226,116               41.36
                                                        -----        ------------              ------
     Total..................................            2,096        $278,572,317              100.00%
                                                        =====        ============              ======

*   The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the
    Cut-off Date was approximately 2.229%.


           Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
 Subsequent Periodic Rate Cap (%)                Mortgage Loans       Outstanding          Outstanding
 --------------------------------                --------------       -----------          -----------
 1.000......................................           1,761         $230,444,813              82.72%
 1.500......................................             330           47,521,993              17.06
 1.550......................................               1              157,595               0.06
 2.000......................................               3              380,805               0.14
 3.000......................................               1               67,110               0.02
                                                       -----         ------------             ------
     Total..................................           2,096         $278,572,317             100.00%
                                                       =====         ============             ======

*   The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the
    Cut-off Date was approximately 1.087%.


                 Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                                            Percent of
                                                                                             Aggregate
                                                    Number of     Aggregate Principal    Principal Balance
      Range of Minimum Mortgage Rates (%)        Mortgage Loans   Balance Outstanding       Outstanding
      -----------------------------------        --------------   -------------------       -----------
   Up to 5.000..............................                1        $   299,561                 0.11%
 5.001 - 6.000..............................               59          7,525,283                 2.70
 6.001 - 7.000..............................               99         13,624,704                 4.89
 7.001 - 8.000..............................               52          8,943,802                 3.21
 8.001 - 9.000..............................              259         45,429,836                16.31
 9.001 - 10.000.............................              537         79,714,390                28.62
 10.001 - 11.000............................              586         72,090,679                25.88
 11.001 - 12.000............................              327         36,907,271                13.25
 12.001 - 13.000............................              122         10,432,468                 3.74
 13.001 - 14.000............................               47          3,300,387                 1.18
 14.001 - 15.000............................                7            303,937                 0.11
                                                        -----       ------------               ------
     Total..................................            2,096       $278,572,317               100.00%
                                                        =====       ============               ======

*   The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans as of the
    Cut-off Date was approximately 9.820%.


                  Types of Mortgaged Properties for the Initial Mortgage Loans

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
 Property Type                                   Mortgage Loans       Outstanding          Outstanding
 -------------                                   --------------       -----------          -----------
 Single-Family Dwelling.....................           1,997         $246,809,972              76.68%
 Two Family Home............................             125           15,073,433               4.68
 Three Family Home..........................              16            2,560,617               0.80
 Four Family Home...........................              10            1,863,357               0.58
 Planned Unit Developments..................             189           32,615,677              10.13
 Condominiums...............................             152           18,881,607               5.87
 Townhouse..................................               1              100,300               0.03
 Manufactured Housing(1)....................              50            3,972,360               1.23
                                                       -----         ------------             ------
     Total..................................           2,540         $321,877,323             100.00%
                                                       =====         ============             ======
----------
(1)  Treated as real property.


                                 Occupancy Types for the Initial Mortgage Loans(1)

                                                                       Aggregate            Percent of
                                                    Number of      Principal Balance   Aggregate Principal
 Occupancy                                       Mortgage Loans       Outstanding      Balance Outstanding
 ---------                                       --------------       -----------      -------------------
 Owner Occupied.............................            2,310        $302,531,295              93.99%
 Non-Owner Occupied.........................              216          18,192,197               5.65
 Second Home................................               14           1,153,832               0.36
                                                        -----        ------------             ------
     Total..................................            2,540        $321,877,323             100.00%
                                                        =====        ============             ======
----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Initial Mortgage
     Loans.


                               Loan Purposes for the Initial Mortgage Loans

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
 Loan Purpose                                    Mortgage Loans       Outstanding          Outstanding
 ------------                                    --------------       -----------          -----------
 Purchase...................................             951         $115,407,396              35.85%
 Refinance -- Rate/Term.....................             260           32,606,832              10.13
 Refinance -- Cash Out......................           1,329          173,863,095              54.02
                                                       -----         ------------             ------
     Total..................................           2,540         $321,877,323             100.00%
                                                       =====         ============             ======


                             Credit Grade Categories for the Initial Mortgage Loans(1)

                                                                       Aggregate            Percent of
                                                    Number of      Principal Balance   Aggregate Principal
 Credit Grade Category                           Mortgage Loans       Outstanding      Balance Outstanding
 ---------------------                           --------------       -----------      -------------------
 A..........................................              825        $117,488,819              36.50%
 A-.........................................              563          73,103,372              22.71
 B..........................................              603          71,249,863              22.14
 C..........................................              518          57,499,919              17.86
 C-.........................................                4             211,562               0.07
 D..........................................               27           2,323,788               0.72
                                                        -----        ------------             ------
     Total..................................            2,540        $321,877,323             100.00%
                                                        =====        ============             ======
----------
(1)  Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Initial Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See "The Mortgage Pool -- Underwriting Standards" in the Prospectus Supplement
     dated April 24, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-BC2.


Item 7.       Financial Statements, Pro Forma Financial
----          Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.


                                        By:  /s/ Michael Schloessman
                                            ----------------------------
                                             Name:   Michael Schloessman
                                             Title:  Vice President


Dated:  May 15, 2001